SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       October 21, 1999 (October 20, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-10308                 06-0918165
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
  of incorporation or                                    Identification Number)
    organization)

   9 West 57th Street
      New York, NY                                                    10019
(Address of principal)                                             (Zip Code)
  executive) office)




                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                 Not Applicable
       (Former name, former address and former fiscal year, if applicable)

Item 5.           OTHER EVENTS

                  Earnings Release. On October 20, 1999 we reported our 1999 third quarter results which are discussed in more detail in the press release attached hereto on Exhibit 99.1. We also announced that our Board of Directors has authorized an additional $1.0 billion in share repurchases. However, the implementation of the additional share repurchases has been deferred pending a determination of whether or not a settlement of the principal class action litigation is possible.

                  Attached hereto as Exhibit 99.1 is the press release relating to the foregoing announcements which is incorporated herein by reference in its entirety.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
  No.             Description
-------           --------------------------------------------------------------
99.1              Press Release: Cendant Corporation Reports 1999 Third Quarter
                  Results

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    By: /s/ Jon F. Danski
                                        Jon F. Danski
                                        Executive Vice President, Finance and
                                        Chief Accounting Officer


Date: October 21, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated October 21, 1999 (October 20, 1999)


                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           --------------------------------------------------------------
99.1              Press Release: Cendant Corporation Reports 1999 Third Quarter
                  Results